SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 1, 2003

World Omni Auto Receivables LLC

(Exact name of registrant and originator of the Trust as specified in its charter)

WORLD OMNI AUTO RECEIVABLES TRUST 2003-B

(Issuer with respect to the Notes)

Delaware	333-100621-02	52-2184798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

WORLD OMNI AUTO RECEIVABLES LLC

190 NW 12th Avenue

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including Zip Code)

Registrant’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Item 5.	Other Events

See attached certificate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC (Registrant)

Dated: January 29, 2004	By:	/s/ VICTOR A. DE JESUS

Victor A. De Jesus, Vice President and Chief Financial Officer World Omni Financial Corp. (Duly authorized Officers of the Servicer on behalf of the Trust)

World Omni Auto Receivables Trust 2003-B

Monthly Servicer Certificate

December 31, 2003

Aggregate Note Amount	Aggregate Note Amount

Original	913,100,000.00

Note Balance @ 11/30/03	876,293,546.10

Principal distributable amount	23,807,112.02
Note Balance @ 12/31/03	852,486,434.08

Note Amount	Class A-1 Note Amount

Original	215,000,000.00

Note Balance @ 11/30/03	178,193,546.10

Principal distributable amount	23,807,112.02
Note Balance @ 12/31/03	154,386,434.08

Note Amount	Class A-2 Note Amount

Original	223,000,000.00

Note Balance @ 11/30/03	223,000,000.00

Principal distributable amount	—
Note Balance @ 12/31/03	223,000,000.00

Note Amount	Class A-3 Note Amount

Original	235,000,000.00

Note Balance @ 11/30/03	235,000,000.00

Principal distributable amount	—
Note Balance @ 12/31/03	235,000,000.00

Note Amount	Class A-4 Note Amount

Original	201,000,000.00

Note Balance @ 11/30/03	201,000,000.00

Principal distributable amount	—
Note Balance @ 12/31/03	201,000,000.00

Note Amount	Class B Note Amount

Original	39,100,000.00

Note Balance @ 11/30/03	39,100,000.00

Principal distributable amount	0.00
Note Balance @ 12/31/03	39,100,000.00

Distributable Amounts	Total

Interest Distributable Amount	1,454,547.22

Principal Distributable Amount	23,807,112.02
Total	25,261,659.24

Distributable Amounts	Class A-1

Interest Distributable Amount	173,392.22
Principal Distributable Amount	23,807,112.02

Total	23,980,504.24

Distributable Amounts	Class A-2

Interest Distributable Amount	286,183.33
Principal Distributable Amount	0.00

Total	286,183.33

Distributable Amounts	Class A-3

Interest Distributable Amount		430,833.33
Principal Distributable Amount		0.00

Total		430,833.33

Distributable Amounts		Class A-4

Interest Distributable Amount		480,725.00
Principal Distributable Amount		0.00

Total		480,725.00

Distributable Amounts		Class B

Interest Distributable Amount		83,413.34
Principal Distributable Amount		0.00

Total		83,413.34

Note Factors		Series A-1	Series A-2

	12/31/2003	71.8076438%	100.0000000%

Note Factors		Series A-3	Series A-4

	12/31/2003	100.0000000%	100.0000000%

Note Factors		Series B

	12/31/2003	100.0000000%

Pool Data		$	#

Original Pool Balance		920,000,000.00	44,944
Pool Balance at 11/30/03		886,803,803.38	44,072
Principal Payments		21,372,470.81	513
Defaulted Receivables		20,747.41	2
Pool Balance at 12/31/03		865,410,585.16	43,557
Overcollateralization Target Amount		19,566,749.97
Recoveries		5,855.40

Weighted Average APR		7.16%
Weighted Average Remaining Term		54.95

		Aggegate Net Losses	Net Loss Ratio
November		19,639.93	0.03%
December		14,892.01	0.02%

Average Net Loss Ratio			0.02%

Noteholders’ 1st Priority Princ Dist Amount		0.00

Noteholders’ 2nd Priority Princ Dist Amount		0.00

Account Balances		Advance	Reserve Fund

Balance as of 11/30/03		58,235.86	3,830,537.98
Balance as of 12/31/03		87,073.22	3,833,506.60
Change		28,837.36	2,968.62

			Pre-Funding

Balance as of 11/30/03			153,892,404.37
Balance as of 12/31/03			154,011,364.75
Change			118,960.38

		Maximum Carry	Negative Carry

Balance as of 11/30/03		782,014.45	718,153.17
Balance as of 12/31/03		635,714.41	578,457.40
Change		(146,300.04)	(139,695.77)
Excess to Noteholders		—

Distribution per $1,000		Total

Distribution Amount		27.6658189

Interest Distribution Amount		1.5929769
Interest Carryover Shortfall		0.0000000

Principal Distribution Amount	26.0728420

Distribution per $1,000	Class A-1

Distribution Amount	111.5372290

Interest Distribution Amount	0.8064754
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	110.7307536

Distribution per $1,000	Class A-2

Distribution Amount	1.2833333

Interest Distribution Amount	1.2833333
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class A-3

Distribution Amount	1.8333333

Interest Distribution Amount	1.8333333
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class A-4

Distribution Amount	2.3916667

Interest Distribution Amount	2.3916667
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class B

Distribution Amount	2.1333335

Interest Distribution Amount	2.1333335
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Servicing Fee	Total

Amount of Servicing Fee Paid	610,759.50
Total Unpaid	0.00

Delinquent Receivables	#	$

Past Due 31-60 days	421	5,837,931.04
Past Due 61-90 days	65	943,123.42
Past Due 91 + days	26	443,933.87

Total	512	7,224,988.33